SCHEDULE 14C - INFORMATION
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                          Act of 1934 (Amendment No. )

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[  ] Definitive Information Statement

                               EMERGENT GROUP INC.
                   (Name of Registrant As Specified In Charter


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
PRELIMINARY COPY
                               EMERGENT GROUP INC.
                            932 Grand Central Avenue
                               Glendale, CA 91201
                                 (818) 240-8250

                              INFORMATION STATEMENT
            SHAREHOLDER MAJORITY ACTION IN LIEU OF AN ANNUAL MEETING
                              AS OF AUGUST 4, 2003

          NOTICE IS HEREBY GIVEN TO ALL SHAREHOLDERS THAT A MAJORITY ACTION OF SHAREHOLDERS IN LIEU OF AN ANNUAL MEETING (THE "ACTION") OF EMERGENT GROUP INC., A NEVADA CORPORATION, (THE "COMPANY") WILL BE TAKEN ON OR ABOUT AUGUST 4, 2003 TO ADOPT THE FOLLOWING:


          (1) To elect five Directors of the Company for the coming year;

          (2) To ratify, adopt and approve the selection of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the year ending December 31, 2003;

          (3) To consider and vote upon an amendment to the Company's Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada (a) changing the par value of the Company's Common Stock from $.001 par value to $.04 par value; and (b) reducing the number of outstanding shares of Common Stock through a one-for-40 reverse stock split, effective August 29, 2003, to be accomplished by all stockholders of record being requested to exchange every 40 shares of Common Stock, $.001 par value, for one share of Common Stock, $.04 par value;

          (4) To ratify, adopt and approve the Company's 2002 Employee and Consulting Compensation Plan covering 13,000,000 shares of Common Stock; and

          (5) To ratify, adopt and approve the Company's 2001 Stock Option Plan covering 585,000 shares of Common Stock.


          Only shareholders of record at the close of business on June 23, 2003 are entitled to receipt of this Information Statement.


                            By Order of the Board of Directors

                            Bruce J. Haber, Chairman and Chief Executive Officer
July 8, 2003

PRELIMINARY COPY

                              INFORMATION STATEMENT

          The Board of Directors of Emergent Group Inc. ("Emergent" or "the Company") in furnishing this Information Statement (which includes the Company's annual report on Form 10-K for its fiscal year ended December 31, 2002, exclusive of exhibits), to shareholders on or about July 14, 2003.

          This Information Statement is being furnished to the stockholders of the Company in connection with proposals (i) to elect five Directors of the Company for the coming year, (ii) to ratify, adopt and approve the selection of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the upcoming fiscal year, and (iii) to ratify, adopt and approve an amendment to the Company's Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada (a) changing the par value of the Company's Common Stock from $.001 par value to $.04 par value; and (b) reducing the number of outstanding shares of Common Stock through a one-for-40 reverse stock split, effective August 29, 2003, to be accomplished by all stockholders of record being requested to exchange every 40 shares of Common Stock, $.001 par value, for one share of Common Stock, $.04 par value; (iv) to ratify, adopt and approve the Company's 2002 Employee and Consulting Compensation Plan covering 13,000,000 shares of Common Stock; and (v) to ratify, adopt and approve the Company's 2001 Stock Option Plan covering 585,000 shares of Common Stock.

          The Company has authorized 100,000,000 shares of Common Stock, $.001 par value. Of the 100,000,000 shares, there are currently 67,357,815 shares of Common Stock currently outstanding. The Company has 10,000,000 shares of authorized Preferred Stock, none of which is outstanding. The proposals contained in the preceding paragraph are expected to be adopted by the written consent of the holders of a majority in interest in the Company's outstanding Common Stock and submitted to the Secretary of the Company on or about August 4, 2003 (the "Written Consent Effective Date"). If the proposals were not adopted by written consent, it would have been required to be considered by the Company's stockholders at an annual or special stockholders' meeting convened for the specific purpose of approving the proposals.

          The elimination of the need for an annual or special meeting of stockholders to approve the proposals is made possible by Section 78.320 of the Nevada Revised Corporation Law (the "Nevada Law") which provides that the written consent of the holders of outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such an annual or special meeting. In order to eliminate the costs and management time involved in holding an annual or special meeting and in order to effect the proposals as early as possible in order to accomplish the purposes of the Company, as hereinafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the Company's outstanding voting capital stock

          The date on which this Information Statement will first be sent to the stockholders is on or about July 14, 2003. The record date established by the Company for purposes of determining the number of outstanding shares of Common Stock of the Company is June 23, 2003 (the "Record Date").

          Inasmuch as the Company will have provided to its stockholders of record this Information Statement, the Company will notify its stockholders in its next Quarterly Report on Form 10-QSB and/or Form 8-K of the Written Consent Effective Date of the five proposals. No additional action will be undertaken pursuant to such written consents, and no dissenters' rights under the Nevada Law are afforded to the Company's stockholders as a result of the adoption of the proposals.

                                EXECUTIVE OFFICES

          The Company's principal executive offices are located at 932 Grand Central Avenue, Glendale, CA 91201. Its telephone number is (818) 240-8250.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

          As of June 30, 2003, the Company had outstanding 67,357,815 shares of Common Stock. The only persons of record who presently hold or are known to own (or believed by the Company to own) beneficially more than 5% of the outstanding shares of such class of stock is listed below. The following table also sets forth certain information as to holdings of the Company's Common Stock of all officers and directors individually, and all officers and directors as a group. Table I does not reflect the changes in ownership interest that would result from the reverse stock split and the automatic conversion of Notes held by officers and directors of the Company.

------------------------------------------------------------- ------------------------------- ------------------------

          Name and Address of Beneficial Owner (1)                   Number of Common         Approximate
                                                                          Shares              Percentage
------------------------------------------------------------- ------------------------------- ------------------------
Daniel Yun
375 Park Avenue, Suite 3607
New York, NY 10152                                             11,472,036(2)                           17.0
------------------------------------------------------------- ------------------------------- ------------------------
Mark Waldron
932 Grand Central Avenue
Glendale, CA 91201                                             10,247,377(3)                           15.2
------------------------------------------------------------- ------------------------------- ------------------------
Howard Waltman
140 Deerfield
Tenafly, NJ 07670                                               3,453,255(4)                            4.9
------------------------------------------------------------- ------------------------------- ------------------------
Matthew Fong and Paula Fong
13191 Crossroads Parkway, Suite 285
Industry, CA 91746                                              1,000,000(5)                            1.5
------------------------------------------------------------- ------------------------------- ------------------------
William M. McKay
932 Grand Central Avenue
Glendale, CA 91201                                                480,000(6)                             *
------------------------------------------------------------- ------------------------------- ------------------------
                                       3

Bruce J. Haber
c/o BJH Management, LLC
145 Huguenot Street, Suite 405
New Rochelle, NY  10801                                         7,967,425(7)                           11.8
------------------------------------------------------------- ------------------------------- ------------------------
Louis Buther
205 Ridgefield Avenue
South Salem, NY 10590                                           5,975,569(7)                            8.9
------------------------------------------------------------- ------------------------------- ------------------------
All current and proposed  executive  officers and  directors
as a group (seven) persons                                     40,379,762(8)                           56.7
------------------------------------------------------------- ------------------------------- ------------------------
The Jessica L. Haber Trust, Michela I. Haber, Trustee
65 The Oaks
Roslyn Estates, NY 10576
                                                                7,967,425(7)                           11.8
------------------------------------------------------------- ------------------------------- ------------------------
Adventure Capital LLC
525 North Broadway, Suite 210
White Plains, NY 10603                                          5,737,247(9)                            8.5
------------------------------------------------------------- ------------------------------- ------------------------

(*) Represents less than 1% of the outstanding shares of the Company's Common Stock.

     (1) All shares are directly owned, and the sole investment and voting power is held, by the persons named unless otherwise noted.

     (2) Includes 1,233,334 shares owned by Emergent Capital L.P., which Mr. Yun has sole voting and disposition power, 700,000 shares gifted to 17 persons and options to purchase 3,700 shares.

     (3)  Includes options to purchase 3,700 shares.

     (4) Includes 453,255 shares owned by his family in the name of The THW Group LLC, over which shares Mr. Waltman exercises voting and investment control and options to purchase 3,000,000 shares.

     (5)  Includes options to purchase 1,000,000 shares.

     (6) Includes options to purchase shares of the Company's Common Stock which are exercisable within 60 days of the anticipated mailing date of this Information Statement.

     (7) BJH Management LLC is a company owned by Mr. Bruce J. Haber. BJH acquired 13,942,994 shares of Common Stock of the Company. Of the 13,942,994 shares, 7,967,425 shares were gifted by Mr. Haber to an irrevocable trust for the benefit of his daughter, Jessica L. Haber with his wife, Michela I. Haber, as Trustee. The remaining 5,975,569 shares were transferred to Louis Buther. BJH Management has certain anti-dilution rights to maintain on behalf of itself (and/or its transferees) a combined minimum of 17.5% of the Company's outstanding shares on a fully diluted basis.

     (8)  See footnotes (2) through (5) above.

     (9)  Controlled by Paul Wasserman.

          Table II below shows the Common Stock ownership interest by officers and directors of the Company after giving effect to the one-for-40 reverse stock split and the issuance of post split shares resulting from the conversion of promissory notes to Mr. Haber (500,000), Mr. Yun (500,000), Mr. Waldron

(150,000),  Mr. Waltman  (250,000),  Mr. McKay (25,000) and Mr. Buther (150,000)
and the issuance of rights to purchase the Company's post-split shares of Common Stock to Mr. Haber (303,031 shares) and Louis Buther (227,272 shares).

------------------------------------------------------------- ------------------------------- ------------------------

          Name and Address of Beneficial Owner (1)                   Number of Common         Approximate
                                                                          Shares              Percentage
------------------------------------------------------------- ------------------------------- ------------------------
Daniel Yun
375 Park Avenue, Suite 3607
New York, NY 10152                                              786,801 (2)                           18.8
------------------------------------------------------------- ------------------------------- ------------------------
Mark Waldron
932 Grand Central Avenue
Glendale, CA 91201                                              406,185 (3)                            9.7
------------------------------------------------------------- ------------------------------- ------------------------
Howard Waltman
140 Deerfield
Tenafly, NJ 07670                                               336,332 (4)                            7.9
------------------------------------------------------------- ------------------------------- ------------------------
Matthew Fong and Paula Fong
13191 Crossroads Parkway, Suite 285
Industry, CA 91746                                               25,000 (5)                            *
------------------------------------------------------------- ------------------------------- ------------------------
William M. McKay
932 Grand Central Avenue
Glendale, CA 91201                                               37,000 (6)                            *
------------------------------------------------------------- ------------------------------- ------------------------
Bruce J. Haber
c/o BJH Management, LLC
145 Huguenot Street, Suite 405
New Rochelle, NY  10801                                        1,002,216 (7)                          22.3
------------------------------------------------------------- ------------------------------- ------------------------
Louis Buther
205 Ridgefield Avenue
South Salem, NY 10590                                           526,662 (7)                           11.9
------------------------------------------------------------- ------------------------------- ------------------------
All current and proposed  executive  officers and  directors
as a group (seven) persons                                     3,120,198(8)                           66.2
------------------------------------------------------------- ------------------------------- ------------------------

(*) Represents less than 1% of the outstanding shares of the Company's Common Stock.

     (1) All shares are directly owned, and the sole investment and voting power is held, by the persons named unless otherwise noted.

     (2) Includes 30,834 shares owned by Emergent Capital L.P., which Mr. Yun has sole voting and disposition power, 17,500 shares gifted to 17 persons and options to purchase 93 shares.

     (3)  Includes options to purchase 93 shares.

     (4)  Includes  11,332  shares  owned by his  family  in the name of The THW
          Group LLC, over which shares Mr. Waltman exercises voting and investment control and options to purchase 75,000 shares.

     (5)  Includes options to purchase 25,000 shares.

     (6) Includes options to purchase 12,000 shares of the Company's Common Stock which are exercisable within 60 days of the anticipated mailing date of this Proxy Statement.

     (7) BJH Management LLC is a company owned by Mr. Bruce J. Haber. BJH acquired 348,575 shares of Common Stock of the Company pursuant to a services agreement and Mr. Haber purchased $200,000 of Notes which will convert into 500,000 shares. Of the 348,575 shares, 199,186 shares were gifted by Mr. Haber to an irrevocable trust for the benefit of his daughter, Jessica L. Haber with his wife, Michela I. Haber, as Trustee. The remaining 149,389 shares were transferred to Louis Buther. BJH Management has certain anti-dilution rights to maintain on behalf of itself, and at its option, its transferees, a minimum combined 17.5% of the Company's outstanding shares on a fully diluted basis. Pursuant to these rights as a result of the Company's completion of its private placement offering and anticipated stockholder approval of the Stockholder Matter, BJH will receive rights to purchase 530,303 shares of Common Stock exercisable at $.20 per share. Of these rights, the right to purchase 227,272 shares will be transferred to Mr. Buther and the remaining rights to purchase
          303.031 shares will be transferred to Mr. Haber. The amount of stock shown in the table as owned by Mr, Haber includes the shares held in his daughter's trust, although he disclaims beneficial ownership of such shares.

     (8)  See footnotes (2) through (5) above.

Voting Agreement

            During December 2002, the Company's former Chairman of the Board, Mr. Daniel Yun and former Chief Executive Officer, Mr. Mark Waldron entered into a Voting Agreement (the "Voting Agreement"), whereby they agreed to vote all of their common stock in unison. However, to the extent that Messrs. Yun and Waldron do not agree on any particular matter, then each of them shall vote their shares of common stock in a manner consistent with the recommendation of the majority of the Company's Board of Directors. The Voting Agreement terminates on the earlier of five years from the effective date, or upon the sale of such shares by Messrs. Yun or Waldron to a non-related or unaffiliated party.

          The Company does not know of any arrangement or pledge of its securities by persons now considered in control of the Company that might result in a change of control of the Company.


                              PROPOSAL TO RE-ELECT
                                    DIRECTORS

          It is anticipated that the written consents to be submitted to the Secretary of the Company at the Written Consent Effective Date will include the re-election of the Company's existing five directors for a period of one year and until their successors are elected and shall qualify. The written consents are intended to be a cost effective substitute to eliminate the need to hold a 2003 annual meeting of the Company's stockholders. The following five directors of the Company are expected to be re-elected to continue to serve as directors of the Company.

          It is anticipated that the written consents to be submitted to the Secretary of the Company at the Written Consent Effective Date will include the re-election of the Company's existing five directors for a period of one year and until their successors are elected and shall qualify. The written consents are intended to be a cost effective substitute to eliminate the need to hold a 2003 annual meeting of the Company's stockholders. The following five directors of the Company are expected to be re-elected to continue to serve as directors of the Company.

                                                Term            First
                                                of              Became              Principal
Name                              Age           Office          Director            Occupation
Bruce J. Haber                    51             (1)            2003                Chairman of the Board
                                                                                    and Chief Executive
                                                                                    Officer of the Company

Daniel Yun                        36             (1)            2000                Private Investor
Mark Waldron                      35             (1)            2000                Private Investor
Howard Waltman                    70             (1)            2001                Private Investor
Matthew K. Fong                   49             (1)            2001                President of Strategic
                                                                                    Advisory Group and
                                                                                    Senior Counsel with
                                                                                    Sheppard, Muller, Richter
                                                                                    & Hampton

(1) Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

Identities of Executive Officers

          Bruce J. Haber is Chairman of the Board and Chief Executive Officer, Louis Buther is President of the Company and William M. McKay is Chief Financial Officer, Secretary and Treasurer. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

Biographies of the Company's Nominees to the Board.

     The biographies of the Company's five nominee's to serve as directors are as follows:

          Bruce J. Haber has served as Chairman of the Board and Chief Executive Officer since January 31, 2003. Mr. Haber is currently President of BJH Management, LLC, a management firm specializing in turnaround consulting and private equity investments, which served as a consultant to the Company between October 2001 and January 2003. From October 2001 until December 2002, Mr. Haber served on the Board of Directors of EB2B Commerce, Inc. a computer software company. From March 2002 to December 2002 Mr. Haber served as Chairman of the Board and as a turnaround consultant to EB2B. Mr. Haber was founder, President and CEO of MedConduit.com, Inc., a healthcare e-commerce B2B from 2000 to 2001. Mr. Haber served as Executive Vice President and a Director of Henry Schein, Inc., an international distributor of healthcare products, as well as President of their Medical Group from 1997 to 1999. From 1981 to 1997, Mr. Haber served as President, CEO and Director of Micro Bio-Medics, Inc., and Caligor Medical Supply Company, a distributor of physician and hospital supplies, which merged with Henry Schein in 1997. Mr. Haber holds a Bachelor of Science degree from the City College of New York and a Master of Business Administration from Baruch College in New York.

          Daniel Yun has served as a director of the Company since August 2000. Mr. Yun became Chairman of the Board of the Company and served in this capacity between August 2000 and January 2003. Mr. Yun has also served as a director of its subsidiary, Medical Resources Management, Inc., since September 2000. Mr. Yun is Chairman of the board of Voyager Advisors, LLC, a Securities and Exchange Commission registered investment advisor. During approximately the past four years, Mr. Yun's principal occupation has been as a private investor. He has served as Manager of Emergent Capital Investment Management LLC since October 1998. Between May 1994 and August 1998, Mr. Yun served as vice president in charge of middle market derivatives at Lehman Brothers. Before joining Lehman Brothers, Mr. Yun was an associate in the fixed income division of Goldman, Sachs & Co. from 1993 to 1994. Upon graduating from the United States Military Academy at West Point with a Bachelor of Science in Economics, Mr. Yun was commissioned as a second lieutenant in the US Army, and was later appointed as a commanding officer in charge of 220 multinational soldiers in Korea. While in the army, Mr. Yun attended the Airborne, Air Assault and Ranger Schools, and obtained a Master in Public Administration from the University of Oklahoma. His professional publications include "Understanding Exotic Derivatives" in Controlling and Managing Interest Rate Risk, (ed. Robert Klein, Prentice Hall,
1996). Mr. Yun currently serves on the Rand Corporation Advisory Board.

          Mark Waldron has served as a director of the Company since August, 2000. Mr. Waldron also served as President and Chief Executive Officer of the Company between August 2000 and January 2003. Mr. Waldron has served as a director of Medical Resources Management, Inc. since September 2000. Since January 2003 (and previously between 1998 and 2001), Mr. Waldron's principal occupation has been as a private investor. Mr. Waldron is a former vice president of J.P. Morgan in New York and was with the firm from June 1993 to June 1998. Mr. Waldron received his MBA from Northwestern University's Kellogg School of Management through the School's accelerated one-year program, where he attained Dean's List standing. Mr. Waldron was an Associate at Bankers Trust Company before attending business school, and received a B.A. with honors from the Richard Ivey School of Business at the University of Western Ontario. Mr. Waldron is a member of the Foreign Policy Association and MENSA, and is a citizen of Canada.

          Howard Waltman has served as a director of the Company since 2001. Since 2000, Mr. Waltman has acted as a private investor for a family limited liability corporation. Since 1986, Mr. Waltman has served as a director of Express Scripts, Inc. ("ESI"), and as its Chairman from 1986 to 2000. ESI was formed in 1986 as a subsidiary of Sanus, a company formed in 1983 by Mr. Waltman, who served as its Chairman of the Board from 1983 to 1987. Sanus was acquired by New York Life Insurance Company in 1987. ESI provides mail order pharmacy services and pharmacy claims processing services and was spun out of Sanus and taken public in June 1992. Mr. Waltman also founded Bradford National Corp. in 1968, which was sold to McDonnell Douglas Corporation in 1981. From 1996 to 2000, Mr. Waltman served as a director of Computer Outsourcing Services, Inc. Mr. Waltman is currently a director of a number of privately held companies.

          Matthew K. Fong, Sr. has served as a director of the Company since 2001. Mr. Fong has served as a senior counsel with Sheppard, Mullin, Richter & Hampton, a law firm with offices in both San Francisco and Los Angeles since 2000. Since 1999, he has served as President of Strategic Advisory Group of
Industry, CA, a business strategy consulting company. Mr. Fong was the Republican candidate for the U.S. Senate in California in 1998, in which he ran against Democrat Senator Barbara Boxer. From 1995 to 1999, Mr. Fong was the Treasurer of the State of California. Mr. Fong holds a BS in International Affairs from the US Air Force Academy, an MBA from Pepperdine University, and a JD from Southwestern University.

Board of Directors Meetings and Committees

          The Company has five directors. Bruce J. Haber, its Chairman, joined the Board of Directors effective January 31, 2002. During 2002, the Board of Directors which consisted of four directors, namely Mark Waldron, Daniel Yun, Howard Waltman and Matthew K. Fong, held two meetings, not including various actions taken by unanimous written consent in lieu of a meeting. During the period for which he was a director in 2002, each of the Company's four directors attended at least 75% of all meetings of the Board held in 2002.

Committees

          Prior to November 2001, the Company had no standing audit, nominating and compensation committees of the Board of Directors or committees performing similar functions.

          On November 1, 2001, the Company's Board established a Compensation Committee with Messrs. Waltman, Fong and Yun as its members. On November 1, 2001, the Company's Board also established an Audit Committee with Messrs. Waltman and Fong and Dr. Bernard Rineberg, a former director, as its members. On December 19, 2002, the Board approved each of the following: (i) a resolution that upon the effective date of Mr. Bruce J. Haber becoming a director of the Company (i.e. January 31, 2003), the members of the Compensation Committee shall be changed to include Messrs. Haber, Waltman and Yun and (ii) a resolution reducing the number of Audit Committee members to two with Messrs. Waltman and Fong as its members.

Audit Fees

          For the fiscal year ended December 31, 2002, the aggregate fees billed for professional services rendered by Singer Lewak Greenbaum & Goldstein LLP ("independent auditors") for the audit of the Company's annual financial statements and the reviews of its financial statements included in the Company's quarterly reports totaled approximately $74,783.

Financial Information Systems Design and Implementation Fees

          For the fiscal year ended December 31, 2002, there were $-0- in fees billed for professional services by the Company's independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of its information system or managing its local area network.

All Other Fees

          For the fiscal year ended December 31, 2002, there was $9248 in fees billed for preparation of corporate tax returns, tax research and other professional services rendered by the Company's independent auditors. The foregoing excludes expense reimbursments of $5,586

Audit Committee Report

          The members of the Company's audit committee consist of Howard Waltman and Matthew Fong Sr., each of whom are deemed by Management to be independent directors, but neither of whom would be deemed a "Financial Expert" within the meaning of Sarbanes Oxley Act 0f 2002, as amended. The definition of "independent director" is defined in Rule 4200(a)(14) of the NASD's Listing
Standards. The NASD's listing standards define an "independent director" generally as a person, other than an officer of the Company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The term "financial Expert" is defined as a person who has the following attributes: an understanding of generally accepted accounting principals and financial statements; has the ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

          Effective May 20, 2003, the Board has adopted a written charter. A copy of the audit committee charter is attached as Appendix B. The charter is expected to include, among other things:

     . annually reviewing and reassessing the adequacy of the committee's formal charter;

     . reviewing the annual audited financial statements with the Company's management and its independent auditors and the adequacy of its internal accounting controls;

     . reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

     . being directly responsible for the appointment, compensation and oversight of the independent auditor, which shall report directly to the Audit Committee, including resolution of disagreements between management and the auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;

     .    reviewing the independence of the independent auditors;

     . reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management;

     . reviewing all related party transactions on an ongoing basis for potential conflict of interest situations; and

     . all responsibilities given to the Audit Committee by virtue of the Sarbanes-Oxley Act of 2002, which was signed into law by President George W. Bush on July 30, 2002.

          The Company's Audit Committee met and held discussions with management and its independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the Company's independent auditors. Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended the inclusion of the audited consolidated financial statements in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002.

                                                   Howard Waltman
                                                   Matthew K. Fong

Executive Compensation

          Incorporated by reference is the contents of Item 11 of Emergent's Form 10-K for its fiscal year ended December 31, 2002, a copy of which is annexed to this Information Statement as Appendix A.

Certain Transactions

          Incorporated by reference is the contents of Item 11 of Emergent's Form 10-K for its fiscal year ended December 31, 2002, a copy of which is annexed to this Information Statement as Appendix A.

Financial and Other Information

          Accompanying this Information Statement as Appendix A is the Company's 2002 Annual Report on Form 10-K for its fiscal year ended December 31, 2002 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 2002 Annual Report.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

          Incorporated by reference is the contents of "Compliance with Section 16(a) of the Securities Exchange Act of 1934" contained in Item 10 of Emergent's Form 10-K for its fiscal year ended December 31, 2002, a copy of which is annexed to this Information Statement as Appendix A.

                               PROPOSAL TO RATIFY
        THE BOARD'S SELECTION OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP,
                        AS INDEPENDENT AUDITORS FOR 2003

          The Board of Directors has approved the selection of Singer Lewak Greenbaum & Goldstein LLP, subject to the ratification of its shareholders, as the Company's independent auditors for 2003. Singer Lewak Greenbaum & Goldstein LLP, Certified Public Accountants, audited the Company's financial statements for its last year ended December 31, 2002. Even if the selection is ratified, the Board in its sole discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders.

          For a  discussion  of the Audit Fees,  Financial  Information  Systems
Design  and  Implementation   Fees  and  other  fees  billed  by  the  Company's
independent auditors for 2002, see the Proposal to elect five directors.

          It is expected that the written consents submitted to the Secretary of the Company at the Written Consent Effective Date will include the ratification of the Board's selection of Singer Lewak Greenbaum & Goldstein LLP, as independent auditors.

Change in Accountants

          Incorporated by reference is Item 9 of the Company's Form 10-K for its fiscal year ended December 31, 2002, a copy of which is annexed to this Information Statement as Appendix A.


                   PROPOSAL TO REDUCE THE NUMBER OF SHARES OF
             OUTSTANDING COMMON STOCK, VIA A ONE-FOR- FORTY REVERSE
    STOCK SPLIT AND PROPORTIONATELY INCREASE THE PAR VALUE OF THE COMPANY'S
                      COMMON STOCK, BY WAY OF AN AMENDMENT
                   TO THE COMPANY'S ARTICLES OF INCORPORATION

          The Company's Board of Directors has proposed to reduce the number of its issued and outstanding shares of Common Stock via a one-for-forty reverse stock split through issuing one share of Common Stock, $.04 par value, in exchange for every forty shares of Common Stock, $.001 par value, as of the close of business on or about August 29, 2003 (the "Effective Date"). In addition, the proposal is to proportionately increase the par value of the Common Stock from $.001 par value, to $.04 par value. A copy of the proposed amendment to the Articles of Incorporation is annexed hereto as Exhibit "C."

Purpose of Amendment

          This proposal, which is in the nature of a reverse stock split will reduce the number of shares of the Company's issued and outstanding Common Stock from 67,357,815 shares to approximately 4,183,946 shares (calculated as follows:
67,357,815 pre-split outstanding shares divided by 40 equals 1,683,946 shares plus 2,500,000 shares of Common Stock that will be automatically issued upon the conversion of certain notes described below). Prior to the reverse stock split, the Company also has outstanding the following securities: options and warrants to purchase up to 16,069,363 shares of Common Stock, and rights to purchase up to 21,121,119 shares of Common Stock. The foregoing commitments to potentially issue shares of Common Stock upon exercise of outstanding options and warrants will become exercisable into 929,765 post split shares of Common Stock on the Effective Date. With an authorized number of 100,000,000 shares of Common Stock (and 10,000,000 preferred shares) remaining unchanged, the number of un-issued shares of Common Stock that will be available for future issuance will increase dramatically from 32,642,185 to 95,816,054. No fractional shares will be issued and in lieu of fractional interests shareholders would otherwise be entitled to, all amounts will be rounded up to the nearest whole share. Accordingly, no common stockholder will receive less than one full common share.

          In June 2003, the Company in a private placement sold its Subordinated Promissory Notes (the "Notes") in the principal amount of $1,000,000. Of the $1,000,000, $$700,000, was sold to executive officers and directors and counsel of the Company and the balance of $300,000 to six other investors.


          The following is a summary of the material terms of the private placement:

                    o 50 Units were offered by the Company on a "best efforts" basis at a purchase price of $20,000 per Unit with each Unit consisting of a Subordinated Promissory
                         Note in the principal amount of $20,000;

                    o The Notes shall be subordinated to all bank, leasing and other types of senior indebtedness, both current indebtedness and indebtedness incurred in the future;

                    o Interest shall be at a rate of 6% per annum payable at the earlier of maturity, conversion or redemption. Interest shall retroactively increase to 12% per annum if this Proposal is not approved by stockholders of the Company by August 7, 2003;

                    o A security interest in all the assets of the Company shall be granted to all Note holders to the extent permitted by law and subject to the priority liens of holders of senior indebtedness. A representative shall be appointed after the offering by the Note holders to be authorized on their behalf to perfect their security interest;

                    o The convertibility of the Notes is subject to stockholder approval of this Proposal of a one-for-40 Reverse Stock Split and a proportionate increase in the par value of the Company's Common Stock from $.001 per share to a new par value of $.04 per share.

                    o In the event stockholders approve this Proposal, the Notes shall automatically convert into Common Stock on the Effective Date of the Reverse Stock Split (i.e. August 29, 2003) at the conversion rate of $2.00 of principal into five post-split shares of Common Stock, equivalent to 100 pre-split shares of Common Stock (the "Conversion Rate")and the security interest in all assets of the Company granted to noteholders shall be released; and

                    o Interest on the Notes will be payable in cash at the earlier of the maturity date, conversion date or redemption date of the Notes unless an affirmative election is made by the Note holders to receive Common Stock in lieu thereof at a conversion price that will be no lower than the Conversion Rate.

          In the event this Proposal is approved by stockholders of the Company, the number of outstanding shares of Common Stock will change dramatically as discussed herein.

          This amendment is intended to reduce the Company's outstanding Common Stock to an amount which, in the Board of Director's opinion, is more appropriate for smaller size companies. It is also intended to increase the market price per share above its present level. A higher market price for the Company's Common Stock is anticipated to result from this reduction since potential earnings (or loss) per share will increase on a 40- to-1 basis and there will be a decreased "float" of common stock. However, there can be no assurances that the market price will increase in the same 40-to-1 proportion nor, if increased, that such price will be maintained. Further, there can be no assurances given that a higher market price will encourage more broker dealers or investors to become involved in the Company's Common Stock, particularly since the initial post-split market price of the Company's Common Stock on the Effective Date is likely to still remain a "penny stock."

          If this proposal is approved by the holders of Common Stock, the effective result would be to automatically permit the conversion of the Notes on the Effective Date of the reverse stock split and to increase the number of un-issued and unreserved authorized shares of Common Stock that will be available for issuance for such purposes and consideration as the Board may approve without further stockholder approval, except such approval as may be required by law or the regulations of any applicable Stock Exchange. Such purposes may include additional public and private issuances of Common Stock or other securities convertible into Common Stock in connection with financing transactions, acquisitions or other corporate transactions, as well as stock dividends, warrants, stock option plans and other stock-based incentive or compensation programs. The availability of additional shares of Common Stock for issuance, without delay and expense of obtaining stockholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions which may arise in the future. The Company presently does not have any specific plans to use any portion of its shares in connection with any acquisitions, corporate transactions or business combinations.

          The proposed increase in the authorized number of un-issued and unreserved shares of Common Stock could have a number of effects on the Company's stockholders depending on the exact nature and circumstances of any actual issuances of authorized but un-issued and unreserved shares. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, a future increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock has no preemptive rights to purchase additional shares. The Board, within the limitations and restrictions contained in the Articles of Incorporation and without further action by the Company's holders of Common Stock, has the authority to issue Common Stock from time to time.

          Other than as described above, this proposal does not affect any rights, privileges, powers or preferences of any of the Company's common stockholders, except to the extent that shares will be rounded up to the nearest whole share in lieu of fractional interests. Additionally, holders of Common Stock should not be prejudiced with respect to sales, except for "odd lot" sales, (i.e. under 100 shares) since brokerage commissions on the sale of the lesser number of shares of Common Stock giving effect to the reduction should be less. With respect to "odd lots", which will be held by stockholders as a result of the reduction in shares, higher per share brokerage commissions may be charged. Additionally, "odd lot" sales may be more difficult since most purchasers acquire stocks in round lots of 100.

          This reduction in issued and outstanding shares of Common Stock and proportionate increase change in par value will have no effect on the Company's earnings, sales and stockholders' equity, stated capital and additional paid in capital; the per share effect on earnings or losses, as the case may be, will be due solely to the reduced number of shares issued and outstanding.

          If this proposal is approved, it will not be absolutely necessary for stockholders to exchange their existing stock certificates for new stock certificates although it is highly recommended that they do. Stockholders will have the right to make such an exchange should they so desire. Stock certificates issued by the Company prior to the reverse stock split will, subsequent to the reverse split, constitute "good delivery" of shares upon the basis of only one share for every 40 pre-existing shares held. When presently outstanding certificates are presented for transfer after the aforesaid transaction, new certificates reflecting the reverse split and new cusip number will be issued. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement and payment of applicable taxes, if any. If the proposal is approved, all shareholders will be bound by its terms and no shareholder will be entitled to appraisal rights or, cash payments for their shares. Common stockholders are not expected to incur any substantial federal income tax by reason of the reverse stock split.

          The approximate number of shareholders of record of the Company's Common Stock is 1,085 and it is not anticipated to materially change by virtue of said reverse stock split.

          It is expected that the written consents submitted to the Secretary of the Company and the Written Consent Effective Date will include the ratification of the filing of an amendment to the Company's Articles of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada (a) changing the par value of the Company's Common Stock from $.001 par value to $.04 par value; and (b) reducing the number of outstanding shares of Common Stock through a one-for-40 reverse stock split, effective August 29, 2003, to be accomplished by all stockholders of record being requested to exchange every 40 shares of Common Stock, $.001 par value, for one share of Common Stock, $.04 par value.

PROPOSAL TO RATIFY, ADOPT AND APPROVE THE COMPANY'S 2002 EMPLOYEE BENEFIT AND CONSULTING COMPENSATION PLAN.

          On April 1, 2002, the Company established an Employee Benefit and Consulting Compensation Plan (the "2002 Plan") covering 13,000,000 shares. The current text of the Plan is attached hereto as Appendix D. The material features of the Plan are discussed below, but the description is subject to, and is qualified in its entirety, by the full text of the Plan.

Administration

          Our Board of Directors, Compensation Committee or both, in the sole discretion of our Board, administers the 2002 Plan, which was approved by the Company's Board of Directors on April 1, 2002. The Board, subject to the provisions of the 2002 Plan, has the authority to determine and designate officers, employees, directors and consultants to whom awards shall be made and the terms, conditions and restrictions applicable to each award (including, but not limited to, the option price, any restriction or limitation, any vesting schedule or acceleration thereof, and any forfeiture restrictions). The Board may, in its sole discretion, accelerate the vesting of awards. The Board of Directors must approve all grants of Options and Stock Awards issued to our officers or directors.

Types of Awards

          The 2002 Plan is designed to enable us to offer certain officers, employees, directors and consultants of us and our subsidiaries equity interests in us and other incentive awards in order to attract, retain and reward such individuals and to strengthen the mutuality of interests between such individuals and our stockholders. In furtherance of this purpose, the 2002 Plan contained provisions for granting incentive and non-statutory stock options and Common Stock Awards. However, since stockholder approval of the 2002 Plan was not obtained by April 1, 2003, all outstanding Incentive Stock Options granted under the 2002 Plan automatically became Non-Statutory Stock Options and no further Incentive Stock Options could be thereafter granted under the 2002 Plan.

          Stock Options. A "stock option" is a contractual right to purchase a number of shares of Common Stock at a price determined on the date the option is granted. The option price per share of Common Stock purchasable upon exercise of a stock option and the time or times at which such options shall be exercisable shall be determined by the Board at the time of grant. Such option price shall not be less than 100% of the fair market value of the Common Stock on the date of grant. The option price must be paid in cash, money order, check or Common Stock of the Company. The Options may also contain at the time of grant, at the discretion of the Board, certain other cashless exercise provisions.

          Options shall be exercisable at the times and subject to the conditions determined by the Board at the date of grant, but no option may be exercisable more than ten years after the date it is granted. If the Optionee ceases to be an employee of our company for any reason other than death, any option originally granted as an Incentive Stock Option exercisable on the date of the termination of employment may be exercised for a period of thirty days or until the expiration of the stated term of the option, whichever period is shorter. In the event of the Optionee's death, any originally granted Incentive Stock Option exercisable at the date of death may be exercised by the legal heirs of the Optionee from the date of death until the expiration of the stated term of the option or six months from the date of death, whichever event first occurs. In the event of disability of the Optionee, any originally granted Incentive Stock Options shall expire on the stated date that the Option would otherwise have expired or 12 months from the date of disability, whichever event first occurs. The termination and other provisions of a non-statutory stock option shall be fixed by the Board of Directors at the date of grant of each respective option.

          Common Stock Award. "Common Stock Award" are shares of Common Stock that will be issued to a recipient at the end of a restriction period, if any, specified by the Board if he or she continues to be an employee, director or consultant of us. If the recipient remains an employee, director or consultant at the end of the restriction period, the applicable restrictions will lapse and we will issue a stock certificate representing such shares of Common Stock to the participant. If the recipient ceases to be an employee, director or consultant of us for any reason (including death, disability or retirement) before the end of the restriction period unless otherwise determined by the Board, the restricted stock award will be terminated.

Eligibility

          The Company's officers, employees, directors and consultants of Emergent Group and its subsidiaries are eligible to be granted stock options, and Common Stock Awards. Eligibility shall be determined by the Board; however, all Options and Stock Awards granted to officers and directors must be approved by the Board.

Termination or Amendment of the 2002 Plan

          The Board may at any time amend, discontinue, or terminate all or any part of the 2002 Plan, provided, however, that unless otherwise required by law, the rights of a participant may not be impaired without his or her consent, and provided that we will seek the approval of our stockholders for any amendment if such approval is necessary to comply with any applicable federal or state securities laws or rules or regulations.

Awards

          During 2002 and the first six months of 2003, we granted options to purchase 10,736,106 pre-split (268,402 post-split) shares of our Common Stock under the 2002 Plan, net of terminations. Substantially all options are exercisable at $.01 per pre-split ($.40 per post-split) share. Unless sooner terminated, the 2002 Plan will expire on March 31, 2012 and no awards may be granted after that date.

          It is not possible to predict the individuals who will receive future awards under the 2002 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board. The table below contains information (on a pre-split basis) as of June 30, 2003 on the known benefits provided to certain persons and group of persons under the 2002 Plan.

   ----------------------------------------------------- ---------------- ----------------- -----------------------
                                                            Number of         Range of       Value of unexercised
                                                         Shares subject    exercise price     options at June 30
                                                           to Options      ($) per Share           2003(1)



   Name and Position
   ----------------------------------------------------- ---------------- ----------------- -----------------------
    Bruce J. Haber
    Chief Executive Officer                                    -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Louis Buther, President                                     -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   William M. McKay, Chief Financial Officer             1,200,000              .01                  (1)
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Three  Executive Officers
   As a group                                            1,200,000              .01                  (1)
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Three  Non-Employee
   Directors as a group                                  2,000,000              .01                  (1)
   ----------------------------------------------------- ---------------- ----------------- -----------------------
   Non-Executive Officer
   Employees                                             6,960,036              .01                  (1)
   ----------------------------------------------------- ---------------- ----------------- -----------------------

-------

(1) Value is normally calculated by multiplying (a) the difference between the market value per share at June 30, 2003 and the option exercise price by
     (b) the number of shares of Common Stock underlying the option. Due to the limited and sporadic trading of the Company's Common Stock at year end, no value is given to the options as of June 30, 2003.

Shares Subject to the Plan

          The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Plan is 13,000,000 pre-split (325,000 post-split). Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. The Plan does not limit the number of shares of Common Stock with respect to which options or Stock Awards may be granted to any individual during any calendar year. The aggregate number of shares issuable under the Plan and the number of shares subject to options and awards to be granted under the Plan are subject to adjustment in the event of certain mergers, reorganizations, consolidations, recapitalizations, dividends (other than a regular cash dividend), stock split or other change in corporate structure affecting the Common Stock. Shares subject to options that expire, terminate or are canceled unexercised, shares of stock that have been forfeited to the Company and shares that are not issued as a result of forfeiture or termination of an award may be reissued under the Plan.

Federal Tax Consequences

          The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

          Non-Qualified Options. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

          Common Stock Awards. Recipients of shares of restricted Common Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to Federal income taxes until lapse or release of the restrictions on the shares. The recipient's income and the Company's deduction will be equal to the fair market value of the shares on the date of lapse or release of such restrictions.

          It is expected that the written consents submitted to the Secretary of the Company at the Effective Date will include the ratification, adoption and the approval of the 2002 Plan.

PROPOSAL TO RATIFY, ADOPT AND APPROVE THE COMPANY'S 2001 EMPLOYEE STOCK OPTION PLAN.

          On November 1, 2001, the Company adopted a 2001 Stock Option Plan, subject to stockholder approval, similar to its 2002 Plan described above except that the 2001 Plan does not provide for the direct issuance of stock and it has no cashless exercise provisions. The Company granted options to purchase 970,000 pre-split shares under the 2001 Plan exercisable at $1.00 per share, 390,000 of which have been terminated as a result of employees terminating their employment with the Company. Since stockholder approval was not obtained on or before November 1, 2002, all incentive stock options granted under the Plan have automatically become non-statutory stock options and the Board is limited to granting non-statutory stock options under the Plan. The Board of Directors has no plans to issue any additional options under the 2001 Plan and on December 19, 2002, it approved a resolution reducing the number of authorized options under the Plan from 8,000,000 shares to 585,000 pre-split shares (14,625 post-split shares ) of Common Stock, representing the number of outstanding options under the Plan as of that date. The exercisability of options outstanding under the 2001 Plan is subject to stockholder approval. A copy of the 2001 Plan is appended hereto as Appendix E.

Awards

          As of June 30, 2003, the Company has outstanding under the 2001 Plan, options to purchase 580,000 pre-split shares (14,500 post-split shares) of our Common Stock under the 2001 Plan. The options are exercisable at $1.00 per pre-split share ($40.00 per post-split share).

          While the Board of Directors has no plans to issue any additional options under the 2001 Plan, it is not possible to predict the individuals who will receive future awards under the 2001 Plan or the number of shares of Common Stock covered by any future award because such awards are wholly within the discretion of the Board. The table below contains information as of June 30, 2003 on the known benefits provided to certain persons and group of persons under the 2001 Plan.

 ----------------------------------------------------- ---------------- ----------------- -----------------------
                                                            Number of         Range of       Value of unexercised
                                                         Shares subject    exercise price    options at June 30,
                                                           to Options      ($) per Share           2003(1)




   Name and Position
   ----------------------------------------------------- ---------------- ----------------- -----------------------
       Bruce J. Haber
    Chief Executive Officer                                    -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
      Louis Buther, President                                  -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
      William M. McKay, Chief Financial Officer                -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
      Three  Executive Officers
   As a group                                                  -0-              -0-                  -0-
   ----------------------------------------------------- ---------------- ----------------- -----------------------
      Three  Non-Employee                                      -0-              -0-                  -0-
   Directors as a group
   ----------------------------------------------------- ---------------- ----------------- -----------------------
      Non-Executive Officer
   Employees                                               580,000              1.0                  -0- (1)
   ----------------------------------------------------- ---------------- ----------------- -----------------------

---------

     (1) Value is normally calculated by multiplying (a) the difference between the market value per share at June 30, 2003 and the option exercise price by (b) the number of shares of Common Stock underlying the option. Due to the limited and sporadic trading of the Company's Common Stock at year end, no value is given to the options as of June 30, 2003.

Federal Tax Consequences

          The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

          Non-Qualified Options. Under present Treasury regulations, an optionee who is granted a non-qualified option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee's basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

          It is expected that the written consents submitted to the Secretary of the Company at the Effective Date will include the ratification, adoption and the approval of the 2001 Plan.

                                 OTHER BUSINESS

          As of the date of this Information Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration of the stockholders of the Company.


                     AVAILABILITY OF SECURITIES AND EXCHANGE
                             COMMISSION'S FORM 10-K

THE COMPANY'S ANNUAL REPORT FOR ITS YEAR ENDED DECEMBER 31, 2002 ON FORM 10-K INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS INFORMATION STATEMENT AS APPENDIX A (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TO EMERGENT GROUP INC. , ATTENTION SHAREHOLDER RELATIONS AT 932 GRAND CENTRAL AVENUE GLENDALE, CALIFORNIA, 91201.

Stockholders Proposals for the Next Annual Meeting

          Proposals of security holders intended to be presented at the 2004 Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting as soon as possible no later than March 31, 2004.

                                          EMERGENT GROUP INC.

                                        By:  /s/WILLIAM M. MCKAY, Secretary

                                   APPENDIX A

                 FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002

                                   APPENDIX B

                                  AUDIT CHARTER

Purpose

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Emergent Group Inc. (the "Company") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any government body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     o Review and appraise the audit efforts of the Company's independent auditors.

     o    Provide  an  open  avenue  of  communication   among  the  independent
          auditors, management, and the Board.

     o Comply with the responsibilities of the Sarbanes-Oxley Act of 2002, as amended

Composition

The Committee will be composed of not less than one member of the Board. They will be selected by the Board, taking into account prior experience in matters to be considered by the Committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity. All members of the Committee shall have a working familiarity with basic finance and accounting practices.

The Committee's membership will meet the requirements of the audit committee policy of the National Association of Securities Dealers ("NASD") and those contained in the Sarbanes-Oxley Act of 2002, as amended. Accordingly, all of the members will be directors independent of management and free from relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment as a committee member.

Meetings

The  Committee  shall  meet at  least  once  quarterly,  or more  frequently  as circumstances dictate. The Committee may meet with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately. In addition, the Committee or a designated member of the Committee shall meet with the independent auditors quarterly to review the Company's quarterly financial statements as described below.

Responsibilities

The Committee's responsibilities will include the following duties:

Oversight of the financial statements and relations with the independent auditors:

     o Instruct the independent auditors that the Board is the client in its capacity as the shareholders' representative.

     o Expect the independent auditors to meet with the Board at least annually so the Board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors.

     o Expect management and the independent auditors to analyze significant financial report issues and practices on a timely basis.

     o    Expect  management  and the  independent  auditors to discuss with the
          Committee:

          |_|  Qualitative   judgments   about   whether   current  or  proposed
               accounting principles and disclosures are appropriate, not just acceptable.

          |_| Aggressiveness or conservatism of accounting principles and financial estimates.

     o The Audit Committee in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by Emergent (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Audit Committee.

Expect the independent auditors to provide the Committee with:

     o Independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear.

     o Views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used.

     o Reasons why accounting principles and disclosure practices used for new transactions or events are appropriate.

     o Reasons for accepting or questioning significant estimates made by management.

     o Views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the Company.

Actions taken on the Board's behalf that require Board notification but not Board approval:

     o Review and approve the scope of the Company's audit and that of its subsidiaries as recommended by the independent auditors.

     o Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the Committee's activities if asked to do so by the Board's chairperson.

     o Ask the appropriate corporate officer to study a particular area of interest or concern to the Committee.

Matters requiring the Committee's review and study before making a recommendation for the Board's action:

     o Ratification of the Committee's selection of the appointment of the independent auditors.

     o    Implementation of major accounting policy changes.

     o    SEC registration statements to be signed by the Board.

     o The auditors' reports and financial statements prior to publication in the annual report.

Matters requiring the Committee's review and study before providing summary information to the Board:

     o Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board ("FASB"), the Securities and Exchange Commission ("SEC"), and the American Institute of Certified Public Accountants ("AICPA"), or by comparable bodies outside the U.S.

     o The independent auditors' assessment of the strengths and weaknesses of the Company's financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements.

     o    Quarterly financial statement review before publication.

     o    Administration of the Company's "conflict of interest" policy.

     o The performance of management and operating personnel under the Company's code of ethics.

     o    Gaps and exposures in insurance programs.

     o Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or its subsidiaries operate.

     o Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of the NASD.

Complaints

The Audit Committee shall establish procedures for -

          (A) the receipt,  retention,  and treatment of complaints  received by
Emergent  regarding  accounting,   internal  accounting  controls,  or  auditing
matters; and

          (B) the confidential, anonymous submission by employees of Emergent of concerns regarding questionable accounting or auditing matters.

Authority to Engage Advisers

The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

Funding

Emergent shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the board of Directors, for payment of compensation to the registered public accounting firm employed by Emergent for the purpose of rendering or issuing an audit report and to any advisers employed by the audit committee.

                                   APPENDIX C

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             THE EMERGENT GROUP INC.


DEAN HELLER
Secretary of State
101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684-5708


              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 72.385 and 73.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1. Name of Corporation: Emergent Group Inc.

2. The articles have been amended as follows:

          RESOLVED, that the Board of Directors adopted the following resolutions and declared it advisable and the stockholders by a majority consent in lieu of a meeting approved the amendments to the Corporation's Articles of Incorporation described below in the resolutions which were submitted to the Secretary of the Corporation on August, ___2003:

          RESOLVED, the Articles of Incorporation of Emergent Group Inc. are amended by inserting a new Article 9 so that after Article 8, there appears the following text:

          "8. On the effective date of this amendment to the Articles of Incorporation which shall be at 5:00 p.m. Daylight Savings Time on August 29, 2003 (the "Effective Date"), the Common Stock of the Corporation will be reverse split on a one-for-forty basis so that each share of Common Stock issued and outstanding immediately prior to the Effective Date shall automatically be converted into and reconstituted as 1/40 (one-fortieth) of a share of Common Stock (the "Reverse Split"). No fractional shares will be issued by the Corporation as a result of a Reverse Split. Each fractional share shall be rounded up to the nearest whole share. The par value per share of the Corporation's Common Stock shall proportionately increase from $.001 par value to $.04 par value as reflected in new Article 3." and it was further

          RESOLVED, that paragraph (a) of Article 3 of Emergent Group Inc.'s Articles of Incorporation shall be amended to read as follows on the Effective
Date:

          "3. The aggregate number of shares that the Corporation shall be authorized to issue shall be ONE HUNDRED TEN MILLION (110,000,000), consisting of ONE HUNDRED MILLION (100,000,000) shares of Common Stock, par value $0.04, and TEN MILLION (10,000,000) shares of Preferred Stock, par value $0.001."

3. That the number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 67,357,815; that said change and amendment has been consented to and authorized by the written consent of stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon in accordance with NRS 78.320.2.


4. Signatures:


By:  ______________________                  By: __________________________
    Louis Buther, President                      William M. McKay, Secretary


STATE OF ___________              )
                                  ) ss.
COUNTY OF                         )

          On_________, 2003, personally appeared before me, _________________, a
Notary Public, Louis Buther who acknowledged that he executed the above instrument.


-------------------------
Seal:                                              __________________________
                                                             (Notary Public)

STATE OF CALIFORNIA    )
                       ) ss.
COUNTY OF              )

          On_________, 2003, personally appeared before me, _________________, a
Notary Public, William M. McKay, who acknowledged that he executed the above instrument.

                                                   --------------------------
Seal:                                                        (Notary Public)

                                   APPENDIX D

                               EMERGENT GROUP INC.
         2002 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN


SECTION 1. INTRODUCTION

          1.1 Establishment. Emergent Group Inc., a Nevada corporation (the "Company"), hereby establishes a plan of long-term stock-based compensation incentives for selected Eligible Participants (defined below) of the Company and its affiliated corporations. This plan was adopted on April 1, 2002 (the "Adoption Date") by the Board of Directors and shall be known as the 2002 Employee Benefit and Consulting Services Compensation Plan (the "Plan").

          1.2 Purpose. The purpose of the Plan is to further the success of the Company and its Subsidiaries by making available Common Stock of the Company for purchase by eligible directors, officers, consultants and key employees of the Company and its Subsidiaries and thus to provide an additional incentive to such personnel to continue to serve the Company and its Subsidiaries and to give them a greater interest as stockholders in the success of the Company. It is intended that this Plan be considered an "Employee Benefit Plan" within the meaning of Regulation 405 of the Securities Act of 1933, as amended (the "1933 Act").

          The Company intends this Plan to enable the Company to issue, pursuant hereto, Incentive Stock Options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The Company also intends this Plan to enable it to issue similar options which will not, however, be qualified as Incentive Stock Options (also known as "Non-Statutory Stock Options") and to issue stock in exchange for services rendered.

          The Plan shall become effective as provided in Section 17, provided, however, Incentive Stock Options may not be exercised and will be void and of no further force and effect if the Plan is not approved by stockholders within 12 months of the Adoption Date of the Plan.


SECTION 2. DEFINITIONS

         The following definitions shall be applicable to the terms used in the
Plan:

          2.1 "Affiliated Corporation" means any corporation that is either a parent corporation with respect to the Company or a subsidiary corporation with respect to the Company (within the meaning of Sections 424(e) and (f), respectively, of the Code).

          2.2 "Board" means the Board of Directors of the Company.

          2.3 "Committee" means a committee designated by the Board of Directors to administer the Plan or, if no committee is so designated, the Board of Directors. The

Board of Directors, in its sole discretion, may at any time remove any member of the Committee and appoint another Director to fill any vacancy on the Committee. The Committee shall consist of at least two members of the Board of Directors, preferably (but not required) all of whom are Non-Employee Directors. For the purposes of the Plan, a director or member of the Committee shall qualify as a "Non-Employee Director" only if such person qualifies as a Non-Employee Director within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.


          2.4 "Common Stock" means the Company's $.001 par value voting common stock.

          2.5 "Company" means Emergent Group Inc., a Nevada corporation.

          2.6 "Disability" means permanent total disability as defined in the Code.

          2.7 "Effective Date" means the effective date of the Plan, as set forth in Section 17 hereof.

          2.8 "Eligible Participant" or "Participant" means any employee, director, officer, consultant, or advisor of the Company who is determined (in accordance with the provisions of Section 4 hereof) to be eligible to receive stock and exercise stock options hereunder. Not withstanding the foregoing, no consultant or advisor shall receive options unless such person is eligible to receive same under an employee benefit plan which would be filed under a Form S-8 Registration Statement.

          2.9 "Fair Market Value" with respect to Common Stock means fair market value of a share of Common Stock as determined as of the date of grant in accordance with Section 422(c)(7) of the Code and the Regulations applicable thereto. In this respect, the Fair Market Value of the Common Stock shall be determined as follows:

          (i) If the Common Stock is listed on or quoted on any established stock exchange or a national market system, including without limitation, the NASDAQ National Market or the NASDAQ SmallCap Market, its fair market value shall be the mean between the high and low sales price for such stock on such exchange or system on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be the mean of the closing "bid" and "ask" prices, if any, for the Common Stock on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations;

          (ii) If the Common Stock is not then listed or quoted on any established stock exchange or national market system, its fair market value shall be the average of the "bid" prices, if any, for the Common Stock on the date of such grant, as reported in National Daily Quotation Service or such other source as the Board deems reliable; or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations; and

          (iii) If the Fair Market Value of the Common Stock cannot be determined under either (i) or (ii) of Section (c) above, the Fair Market Value thereof shall be determined in good faith by the Board.

          (iv) Regardless of (i) or (ii) of Section (c) above, if the last sales price is reported, that value should be used.

         2.10 "Grant" means the action of the Board or Committee at the time of grant of an Option or direct issuance of a share of Common Stock.

          2.11 "Incentive Stock Option" means any incentive stock option as defined in Section 422(b) of the Code granted to an individual for any reason connected with his employment by the Company at the time of the granting of a given option under the Plan.

          2.12 "Modification" means any change in the terms of an option which would constitute a "modification" as defined in Section 424(h)(3) of the Code, including, without limitation, such a modification to an option as effected by a change in the Plan and any other change in the Plan which would increase the number of shares reserved for options under the Plan, materially change the administration of the Plan (except as permitted in paragraphs 4(c) hereof) or that would otherwise materially increase the benefits accruing to, or available for, participants in the Plan; provided, however, that registration of Option shares under the Securities Act of 1933, as amended, shall not be deemed a Modification.

          2.13 "Non-Statutory Stock Option" means any option granted under this Plan other than an Incentive Stock Option.

          2.14 "Option" means the grant to an Eligible Participant of a right to acquire shares of Restricted Stock of the Company, unless said shares are duly registered, and thus freely tradeable, pursuant to a Grant of Option approved by the Committee and executed and delivered by the Company. "Options" means any Incentive Stock Option or Non-Statutory Stock Option, unless otherwise indicated or required by context.

          2.15 "Registered Stock" means shares of Common Stock, $.001 par value, of the Company underlying an Option which, if specified in the written Option are, upon issuance, freely tradeable by virtue of having been registered with the Securities and Exchange Commission on a Form S-8 Registration Statement, or another appropriate registration statement, and which shares have been issued subject to the "blue sky" provisions of any appropriate state jurisdiction. Special resale restrictions may, however, apply to officers, directors, control shareholders and affiliates of the Company and such individuals or entities will be required to obtain an opinion of counsel as regards their ability to resell shares received pursuant to this Plan.

          2.16 "Subsidiary" means any corporation which is a "subsidiary corporation" as defined in Section 424(f) of the Code, and the regulations thereto.

          2.17 "10% Stockholder" means a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Company or of any parent or subsidiary of the Company after giving effect to the attribution of stock ownership provisions of Section 424(d) of the Code.

        2.18 "Stock" or "Restricted Stock" means shares of Common Stock, $.001 par value, of the Company issuable directly under the Plan or underlying the grant of the Option, which are, upon issuance, subject to the restrictions set forth in Section 11 herein.

          References in these definitions to provisions of the Code shall, when appropriate to effectuate the purposed of this Plan, be deemed to be references to such provisions of the Code and regulations promulgated thereunder as the same may be from time to time amended or to successor provisions to such provisions. Terms defined elsewhere in this Plan shall have the meanings set forth in such respective definitions. The term "Subsidiary" or "Subsidiaries" shall be deemed to include any parent corporation (if any) as defined in Section 424(e) of the Code. Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

SECTION 3. ADMINISTRATION OF THE PLAN

          The Plan is a plan of long-term stock-based compensation incentives for selected Eligible Participants of the Company. In the absence of contrary action by the Board, and except for action taken by the Committee pursuant to
Section 4 in connection with the determination of Eligible Participants, any action taken by the Committee or by the Board with respect to the implementation, interpretation or administration of the Plan shall be final, conclusive and binding. This Plan may be administered by the Committee, the Board or both, in the sole discretion of the Board.

SECTION 4. ELIGIBILITY AND AWARDS

          The Committee shall determine at any time and from time to time after the Effective Date of the Plan: (i) the Eligible Participants; (ii) the number of shares of Common Stock issuable directly or to be granted pursuant to the Option which an Eligible Participant may exercise; (iii) the price per share at which each Option may be exercised, including the form of consideration to be paid, or the value per share if a direct issue of stock; and (iv) the terms on which each Option may be granted. Such determination, may from time to time be amended or altered at the sole discretion of the Committee. Options granted to officers and/or directors of the Company shall be granted by the Board, or by the Committee, if the Committee is composed of all members who are Non-Employee Directors.

SECTION 5. GRANT OF OPTION

          Subject to the terms and provisions of this Plan, the terms and conditions under which the Option may be granted to an Eligible Participant shall be established by the Committee and the Grant of an Option hereunder shall be in the form attached hereto as Exhibit A and made a part hereof and containing such changes thereto and such other provisions as the Committee, in its sole discretion, may determine. Notwithstanding the foregoing provisions of this Section 5, each Grant of Option shall incorporate the provisions of this Plan by reference.

          Options may be granted after the Effective Date by the Committee and instruments evidencing such grant(s) may similarly be so issued, but in each case where Incentive Stock Options are granted, such Incentive Stock Options and such instruments shall be subject to the approval and ratification of the Plan by the stockholders of the Company within one year of the Effective Date of the Plan, and notwithstanding anything in the Plan that may be deemed to be to the contrary, no Incentive Stock Option may be exercised unless and until such approval and ratification is obtained. In the event such approval and ratification shall not be obtained, all Incentive Stock Options that may have been granted pursuant to the Plan shall be converted into Non-Statutory Stock Options, but shall be subject to the same termination provisions applicable to the originally granted Incentive Stock Options. The shares of Common Stock underlying an Incentive Stock Option may be sold in a disqualifying disposition under Section 421(b) of the Code. No Option shall be granted for a term of more than 10 years from the date of Grant. In the case of Incentive Stock Options granted to a 10% stockholder, the term of the Incentive Stock Option shall not exceed five years from the date of Grant.

          The Committee shall determine the exercise price of each Option granted under the Plan. Non-Statutory Stock Options may be granted at any price determined by the Board even if the exercise price of the Non-Statutory Stock Options is at a price below the Fair Market Value of the Company's Common Stock on the date of Grant. In the case of Incentive Stock Options, the following rules shall also apply:

          (A) The purchase price of an Incentive Stock Option may not be less than the Fair Market Value of the Common Stock at the time of Grant, except that in the case of a 10% Stockholder who receives an Incentive Stock Option, the purchase price may not be less than 110% of such Fair Market Value.

          (B) The aggregate fair market value (determined at the time the Option is granted) of the optioned stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the Company and its subsidiaries) shall not exceed $100,000.

SECTION 6. TOTAL NUMBER OF SHARES OF COMMON STOCK

          The total number of shares of Common Stock reserved for issuance by the Company either directly or underlying Options granted under this Plan from inception to date is 15,000,000. The total number of shares of Common Stock reserved for such issuance may be increased only by a resolution adopted by the Board of Directors and amendment of the Plan. Stockholder approval of such increase or other Modification of the Plan within one year of Effective Date shall be required in the event Incentive Stock Options are granted or to be granted under the Plan. Common Stock issued under the Plan may be authorized and unissued or reacquired Common Stock of the Company.


SECTION 7. PURCHASE OF SHARES OF COMMON STOCK

          7.1 As soon as practicable after the determination by the Committee of the Eligible Participants and the number of shares an Eligible Participant may be issued directly or granted pursuant to an Option, the Committee shall give written notice thereof to each Eligible Participant, which notice in the case of Option Grants shall be accompanied by the Grant of Option to be executed by such Eligible Participant. Upon vesting of Option, an Eligible Participant may exercise his right to an Option to purchase Common Stock by providing written notice as specified in the Grant of Option.

          7.2 The exercise price for each Option to purchase shares of Common Stock pursuant to paragraph 7.1 shall be as determined by the Committee based upon the provisions contained in Section 5 herein, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another.

SECTION 8. PAYMENT UPON EXERCISE OF OPTION OR DIRECT ISSUANCE

          The Committee shall determine the terms of the Grant of Option and the exercise price or direct issue price for payment or services by each Participant for his shares of Common Stock granted thereunder. Such terms shall be set forth or referred to in the Grant of Option or resolution authorizing the share issuance. The terms and/or prices so set by the Committee may vary from one Participant to another. Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options,
(ii) shares of Common Stock owned by the optionee having a Fair Market Value equal in amount to the exercise price of such Options, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee, unless such condition is waived by the Committee at anytime between the date of grant and the date of exercise. The Fair Market Value of any shares of Common Stock which may be delivered to the Company for payment of the exercise price upon exercise of an Option shall be determined by the Committee in the manner set forth in the Grant of Option. Reference is made to Section 14 which provides that the Committee may, in its discretion, have the Company make loans to option holders to pay the exercise price and/or in the case of Non-Statutory Stock Options, adopt additional cashless exercise provisions in form satisfactory to it, which provisions would be established at the time of

Grant of each Non-Statutory Stock Option and incorporated into the Grant of Option.

SECTION 9. DELIVERY OF SHARES OF COMMON STOCK UPON EXERCISE

          The Company shall deliver to or on behalf of each Participant such number of shares of Common Stock as such Participant elects to purchase upon direct issuance or upon exercise of the Option. Such shares shall be fully paid and nonassessable upon the issuance thereof and shall be represented by a certificate or certificates registered in the name of the Participant and, if Restricted Stock, stamped with an appropriate legend referring to the restrictions thereon, as described in Section 11 herein.


SECTION 10. RIGHTS OF EMPLOYEES; NON-TRANSFERABILITY; EXERCISE OF OPTIONS; TERMINATION OF EMPLOYMENT; WITHHOLDING OBLIGATIONS

          10.1 Employment. Nothing contained in the Plan or in any Stock Option, Restricted Stock award or other Common Stock award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or any Affiliated Corporation, or interfere in any way with the right of the Company or any Affiliated Corporation, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Option or other Common Stock award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

          10.2 Non-transferability. No right or interest of any Participant in a Stock Option award shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interest in Stock Option awards shall be transferable by testamentary will or the laws of descent and distribution. Notwithstanding anything contained herein to the contrary, the Company shall permit the assignment or transfer of an Option to Optionee's children, grandchildren, spouse or trusts established solely for their benefits (the "Family Members"), but only if the assignment or transfer is without consideration and the Option remains subject to the provisions of the Plan.

          10.3 Exercise of Options. An Option granted under the Plan, to the extent vested, shall be exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the Option is granted. An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option. The purchase price of the shares shall be paid upon the exercise of the Option in accordance with the provisions of the Grant of Option, and the Company shall not be required to deliver certificates for such shares until such payment has been made. Except as provided in Section 10.4, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant (As used in this Plan, the terms "employ" and "employment" shall be deemed to refer to employment as an employee in any such capacity, and "termination of employment" shall be deemed to mean termination of employment as an employee in all of such capacities and continuation of employment as an employee in none of such capacities.)

          10.4 Termination of Employment. Except in the case of Optionee's death or disability as provided below, in the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan, notwithstanding the reason for termination (such as termination for cause, without cause or voluntary on the part of the optionee,), any Incentive Stock Option held by him or a Family Member under the Plan, to the extent not theretofore exercised by the Optionee or Family Member, shall on the 30th day after termination of employment be null and void. Incentive Stock Options granted under the Plan shall not be affected by any change of employment so long as the holder continues in the employ of the Company or any subsidiaries. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiaries or affiliates or interfere in any way with the right of the Company or any subsidiaries or affiliates to terminate his employment or occupancy of any corporate office at any time.

          In the event of the death of an Optionee to whom an Incentive Stock Option has been granted under the Plan while he is in the employ of the Company or a subsidiary, such Incentive Stock Option may be exercised (to the extent of the number of shares covered by the Incentive Stock Option which were purchasable by the Optionee at the date of his death) by the lawful owner at any time within a period of six months after his death, but in no event after the day in which the Incentive Stock Option would otherwise terminate under the Grant of Option.

          In the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan by reason of the disability of such person, the optionee or his Family Member who is then the holder of the Option may exercise his Incentive Stock Option at any time within one year after such termination of employment but in no event after the day in which the Incentive Stock Option would otherwise terminate, to the extent of the number of shares covered by his Incentive Stock Option which were purchasable by him at the date of the termination of employment. In the case of Non-Statutory Options, the Committee shall determine at the time of Grant, all applicable termination provisions of Options, if any, and shall incorporate them into the Grant of Option.

          10.5 Federal Income Tax or Other Withholding Amounts. In respect to the direct issuance of Common Stock or the exercise of Non-Statutory Stock Options or any Incentive Stock Options which fail to qualify as such for any reason, any required federal income tax or other withholding amount shall be paid (in full) by the Option Holder or Family Member as the case may be, to the Company in cash or by certified check at the time required by applicable federal and/or other laws. The Company shall not be required to deliver certificates for such shares until all such payments have been made, and until the Company has had an opportunity (at its sole discretion) to obtain verification from the Option Holder that all federal income tax or other withholding amounts have been properly calculated and paid.

SECTION 11. GENERAL RESTRICTIONS

          11.1 Restrictive Legend. All shares of Common Stock issued or issuable under this plan, unless qualified as Registered Stock as defined in Section 2 hereinabove, shall be restricted, and certificates representing the shares shall bear a restrictive legend reading substantially as follows:

          The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or pledged in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the Company's counsel that registration is not required under said Act.

          The Company may, at its option, register the Registered Stock on a Form S-8 Registration Statement, or other appropriate form of registration statement, for exercise and subsequent sale in accordance with the 1933 Act.

          11.2 Investment Representations. The Company may require any person to whom a Stock Option, Restricted Stock award, or other Common Stock award is granted, as a condition of exercising such Stock Option, or receiving such Restricted Stock award, or other Common Stock award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock subject to the Stock Option, Restricted Stock award, or other Common Stock award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

          11.3 Compliance with Securities Laws. Each Stock Option and Stock Grant shall be subject to the requirement that if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Option or Stock Grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Option or Stock Grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

          11.4 Limitation of Rights in the Underlying Shares. A holder of an Option shall not be deemed for any purpose to be a stockholder of the Company with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

SECTION 12. BURDEN AND BENEFIT

          The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant, his executives or administrators, heirs, and personal and legal representatives and Family Members who become lawful transferees of Options granted hereunder.

SECTION 13. PLAN BINDING UPON LAWFUL TRANSFEREES

          In the event of an Optionee's death and Options are to be transferred to the Optionee's legal heirs and distributors, or in the event of transfers during the Optionee's lifetime to his Family Members, such parties shall take such Options subject to all provisions and conditions of this Plan, and, as a condition precedent to the transfer of such Options, such parties shall agree to be bound by all provisions of this Plan.

SECTION 14. LOANS/ADDITIONAL CASHLESS EXERCISE PROVISIONS

          At the discretion of the Committee, the Company may loan to the Optionee some or all of the purchase price of the shares acquired upon exercise of an Option granted under the Plan. The Committee, in its sole discretion, may also grant Non-Statutory Stock Options with payment of the exercise price to be made(but not within the first six months from the date of Grant) through additional cashless exercise provisions to be established by the Committee and set forth in the Grant of Option.

SECTION 15. CHANGES IN CAPITAL STRUCTURE OF THE COMPANY

          Subject to compliance with the requirements for qualification of the Plan and of the Options issued or to be issued thereunder as "Incentive Stock Options" under applicable provisions of federal laws and regulations, the aggregate number and class of shares as to which Options may be granted under the Plan, the number and class of shares covered by each outstanding Option and the price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any recapitalization or reclassification, and any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any dividends in Common Stock, or any other increase or decrease in the number of issued shares of Common Stock of the Company without receipt of consideration by the Company.

          In the event that the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (or entity) by reason of any reorganization, merger, or consolidation, appropriate adjustment shall be made in accordance with Section 424(a) of the Code, in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the exercise price per share.

          In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the Optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such sale, conveyance or Change in Control, less the exercise price therefor. Upon receipt of such consideration, the Options shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of Common Stock, in accordance with the determination of Fair Market Value of Common Stock as set forth herein.

          The Committee shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Grant of Option, upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as Incentive Stock Options that no longer qualify as Incentive Stock Options under
Section 422 of the Code as a result of such acceleration shall be redesignated as Non-Statutory Stock Options.

          A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty (50%) percent of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction(s), such person or group and affiliates beneficially own fifty (50%) percent or more of the Common Stock outstanding.

          If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of Option(s) in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant Option(s) upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new Option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

          No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

SECTION 16. PLAN MODIFICATION AND AMENDMENT

          Modifications or other amendments to the Plan may be made by the stockholders of the Company. The Plan may also be amended by the Committee; provided, however, that if Incentive Stock Options are granted or to be granted under the Plan, no amendment which shall constitute a Modification shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the Modification. No termination, Modification, or amendment of the Plan, may, without the consent of the optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such optionee under such Option; nor shall any such Modification or amendment be deemed to effect a Modification, extension or renewal of any Incentive Stock Option previously granted except pursuant to an express written agreement to such effect, executed by the Company and the optionee.

SECTION 17. EFFECTIVE DATE OF THE PLAN

          17.1 Effective Date. The Plan is effective as of April 1, 2002.

          17.2 Duration of the Plan. The Plan shall terminate at midnight on March 31, 2012 which is the day before the tenth anniversary of the Effective Date, and may be terminated prior thereto by action of the Committee of Directors; and no Stock Option, Restricted Stock Award or other Common Stock award shall be granted after such termination. Stock Options, Restricted Stock Awards and other Common Stock awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, in accordance with their terms.

        Executed as a sealed instrument as of the 1st day of April, 2002.

                                                     EMERGENT GROUP INC.


                                                     By:
                                                        ------------------------
                                                        Mark  Waldron, President

                                    EXHIBIT A


                                     FORM OF
                         GRANT OF OPTION PURSUANT TO THE
                               EMERGENT GROUP INC.
         2002 EMPLOYEE BENEFIT AND CONSULTING SERVICES COMPENSATION PLAN


          Emergent Group Inc., a Nevada corporation (the "Company"), hereby grants to _______________________________ ("Optionee") an Incentive
(Non-Statutory) Stock Option to purchase ___________ shares of common stock, $.001 par value (the "Shares") of the Company at the purchase price of $______ per share (the "Purchase Price"). This Grant of Option is exercisable in whole or in part at the principal offices of the Company and upon payment in cash or shares of the Company's Common Stock as permitted under the Plan, or in the case of a Non-Statutory Stock Option, through the cashless exercise provisions established by the Committee at the time of Grant and set forth below or in Appendix I.

          This Option is granted pursuant to the 2002 Employee Benefit and Consulting Services Compensation Plan (the "Plan"), a copy of which is appended hereto. This Option, if it is an Incentive Stock Option, shall be terminated pursuant to the provisions contained in Section 10.4 of the Plan. This Option, if it is a Non-Statutory Stock Option Plan, shall be terminated pursuant to provisions, if any, set forth by the Committee or the Committee, as the case may be, in the minutes approving the Grant of Options described herein. Such termination provisions shall be annexed hereto as Appendix I and are incorporated herein.

          Subject to the preceding paragraph, this Grant of Option, or any portion thereof, may be exercised only to the extent vested per Appendix I, and must be exercised by Optionee or Optionee's permitted transferees as described in the Plan no later than ___________________ (the "Expiration Date") by (i) notice in writing, sent by facsimile copy to the Company at its address set forth above; and (ii) payment of the Purchase Price pursuant to the terms of this Grant of Option and the Company's Plan. The notice must refer to this Grant of Option, and it must specify the number of shares being purchased, and recite the consideration being paid therefor. Notice shall be deemed given on the date on which the notice is delivered to the Company by facsimile transmission bearing an authorized signature of Optionee.

          This Grant of Option shall be considered validly exercised once the Company has received written notice of such exercise and payment therefor has been received and in the case of checks or money orders, has cleared the banking system.


          If Optionee fails to exercise this Grant of Option in accordance with this Agreement, then this Agreement shall terminate and have no force and effect, in which event the Company and Optionee shall have no liability to each other with respect to this Grant of Option.

        This Grant of Option may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Grant of Option by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Grant of Option by such party. Such facsimile copies shall constitute enforceable original documents.

          The validity, construction and enforceability of this Grant of Option shall be construed under and governed by the laws of the State of New York, without regard to its rules concerning conflicts of laws, and any action brought to enforce this Grant of Option or resolve any controversy, breach or disagreement relative hereto shall be brought only in a court of competent jurisdiction within the county of ________________, New York.

          The Shares may not be sold, assigned, transferred or permitted to be transferred, whether voluntarily, involuntarily or by operation of law, delivered, encumbered, pledged, hypothecated or otherwise disposed of until (i) the Shares have been registered with the Securities and Exchange Commission pursuant to an effective registration statement on Form S-8, or such other form of registration statement as may be appropriate, in the discretion of the Company; or (ii) an Opinion of Counsel, satisfactory to the Company, has been received, which opinion sets forth the basis and availability of any exemption for resale or transfer from federal or state securities registration requirements.

          This Grant of Option may not be assigned, transferred or hypothecated (except as permitted under the Plan) and any other purported assignment, transfer or hypothecation shall be void ab initio and shall be of no force or effect.

          For purposes of any applicable cashless exercise provisions of this Option, the "fair market value" per Share shall mean the market price of one share of Common Stock on the last business day before the effective date of exercise of the Option. If the Common Stock is then traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the NASDAQ Stock Market (the "NASDAQ Market"), the market price as of a specified day shall be the last reported sale price of one share of Common Stock on such exchange or on the NASDAQ Market on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the NASDAQ Market. If the Common Stock is not so listed or admitted to unlisted trading privileges the market price as of a specified day shall be the mean of the last bid and asked prices for one share of Common Stock reported on such date (x) by the NASD or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not reported, the market price of one share of Common Stock as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company or the Committee.

          The Shares ___________________ [insert appropriate language: "have" or "have not"] been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8.

          IN WITNESS WHEREOF, this Grant of Option has been executed effective as of ____________________, 200__.

                               EMERGENT GROUP INC.

                                        NOT FOR EXECUTION
                               By:
                               -------------------------------------------------
                                      (Authorized Executive Officer)

OPTIONEE:

NOT FOR EXECUTION
__________________

                      APPENDIX I

[Describe termination provisions of Non-Statutory Stock
Options]

Grant  of  Option   pursuant  to  EMERGENT   GROUP  INC.  2002
Employee Benefit and Consulting Services Compensation Plan, dated April 1, 2002.

Optionee:                ____________________________
Options Granted:         ____________________________
Purchase Price:          $_________________ per Share
Date of Grant:           ____________________________
Exercise Period:         ____________ to ____________

Vesting Schedule:     option on
                      # of shares    date vested (assuming continued employee or
                      -----------    -----------
                                  or
                                                   consultant status, etc.)

                      ---------        ----------
                      ---------        ----------
                      ---------        ----------
                      ---------        ----------
                      ---------        ----------
Vested Options Exercised to Date:          __________  (including this exercise)
Balance of Vested Options to be Exercised: __________

                 CASHLESS EXERCISE PROVISIONS APPLICABLE ONLY TO
                    NON-STATUTORY STOCK OPTIONS AT DISCRETION
                          OF COMMITTEE AT TIME OF GRANT

"Cashless Right to Convert Non-Statutory Stock Option into Stock Net Issuance. In addition to and without limiting the rights of the Holder under the terms of this Non-Statutory Stock Option, the Holder may elect to exercise this Option (but not within the first six months from the date of Grant) with respect to then Vested Shares (the "Conversion Right"), the aggregate value of which Vested Shares shall be equal to the "in-the-money" value of this Option or the portion thereof being converted as set forth below. The Conversion Right may be exercised by the Holder by surrender of this Option at the principal office of the Company together with notice of the Holder's intention to exercise the Cashless Conversion Right, in which event the Company shall issue to the Holder a number of Vested Shares computed using the following formula.


                           X= Y (A-B)
                              -------
                                  A

         Where:   X      The number of Vested Shares to be issued to the Holder.

                  Y The number of Vested Shares representing the portion of this Option that is being converted and cancelled in payment of Shares issued to the Holder.

                  A The fair market value of one Share of Common Stock of the Company.

                  B The Exercise Price (as adjusted to the date of such calculations).

          For example, if an Option Holder has 3,000 Options exercisable at $3.00 per share, 2,000 Options are vested, the market value is $6.00 per share and the holder desires to convert the Option to the extent vested through the cashless exercise provisions, the Holder would receive 1,000 Vested Shares upon conversion and cancellation of the 2,000 Options.

         (X=Y (A-B) = 2,000 ($6.00 - $3.00) = 1,000)"
               ---           -------------
                A                6.00

===============================================================================

                               NOTICE OF EXERCISE
                 (TO BE SIGNED ONLY UPON EXERCISE OF THE OPTION)

TO:      EMERGENT GROUP INC. ("Optionor")

          The undersigned, the holder of the Grant of Option described above, hereby irrevocably elects to exercise the purchase rights represented by such Grant of Option for, and to purchase thereunder, _________ shares of the Common Stock of Emergent Group Inc., and herewith makes payment of _____________________________________ therefor. Optionee requests that the certificates  for such shares be issued in the name of Optionee and be delivered
to            Optionee           at           the           address           of
____________________________________________________,  and if such shares  shall not  be  all  of  the  shares  purchasable  hereunder,  represents  that  a  new
Subscription of like tenor for the appropriate balance of the shares, or a portion thereof, purchasable under the Grant of Option pursuant to the Emergent Group Inc. 2002 Employee Benefit and Consulting Services Compensation Plan to be delivered to Optionor when and as appropriate.


                                    OPTIONEE:


Dated: _________________________
                                           ------------------------------------

                                   APPENDIX E

                               EMERGENT GROUP INC.
                             2001 STOCK OPTION PLAN

1.    Purpose of the Plan.

          The purpose of the Emergent Group Inc. 2001 Stock Option Plan (the "Plan") is to promote the interests of Emergent Group Inc., a Nevada corporation (the "Company"), and its stockholders by strengthening the Company's ability to attract and retain competent employees, to make service on the Board of Directors of the Company (the "Board") more attractive to present and prospective non-employee directors of the Company and to provide a means to encourage stock ownership and proprietary interest in the Company by officers, non-employee directors and valued employees and other individuals upon whose judgment, initiative and efforts the financial success and growth of the Company largely depend.

2.    Options Granted under the Plan.

          (a) The Company is authorized under this Plan to grant (i) incentive stock options ("qualified incentive options") that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) non-qualified stock options ("non-qualified options") that are not intended to satisfy the requirements of Section 422 of the Code with respect to shares of the Company's common stock, $0.001 par value per share ("Common Stock").

          (b) Options granted pursuant to the Plan shall be authorized by action of the Board (or a committee designated by the Board) and may be designated as either qualified incentive stock options that are intended to satisfy the requirements of Section 422 of the Code, or non-qualified options that are not intended to satisfy the requirements of Section 422 of the Code. Such designation shall be in the sole discretion of the Board. Options designated as qualified incentive stock options that fail to satisfy, or fail to continue to satisfy, the requirements of Section 422 of the Code by reason of the transfer, exercise or failure to exercise such options or as otherwise provided in Section 422 of the Code shall be re-designated as non-qualified options automatically on the date of such failure without further action by the Board.

3.    Stock Subject to the Plan.

          (a) The total number of shares (the "Total Authorized Plan Shares") of the authorized but unissued or treasury shares of Common Stock for which the Company is authorized under this Plan to grant qualified incentive stock options and non-qualified options shall be equal, in the aggregate, to Six Million (6,000,000) shares.

          (b) The number of Total Authorized Plan Shares shall be subject to adjustment as provided in Section 14 hereof and may be shares of any class of Common Stock as determined by the Board; provided, however, that, in either case, such number of shares may from time to time be reduced by the Board to the extent that a corresponding number of issued and outstanding shares of Common Stock are purchased by the Company and set aside for issue upon the exercise of options hereunder.

          (c) If an option granted or assumed hereunder shall expire, terminate or be cancelled for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

          (d) Stock  issuable  upon  exercise of an option under the Plan may be
subject  to  such   restrictions  on  transfer,   repurchase   rights  or  other
restrictions as shall be determined by the Board.

4.    Administration of the Plan.

          The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting an option granted or to be granted to himself or herself under the Plan. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board may, in its sole discretion, grant options to purchase shares of Common Stock and issue shares upon exercise of such options, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board may, in its discretion, delegate its power, duties and responsibilities to a committee, consisting of two or more members of the Board, all of whom are "Non-Employee Directors" (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee, unless the context otherwise requires. For the purposes of the Plan, a director or member of such committee shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 162(m) of the Code, as such term is interpreted from time to time.

5.    Eligibility.

          (a) Options designated as qualified incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary (herein called "subsidiary" or "subsidiaries"), as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted qualified incentive stock options pursuant to the Plan. Options designated as non-qualified options may be granted to (i) officers and key employees of the Company or of any of its subsidiaries, or (ii) agents and directors of and consultants to the Company, whether or not otherwise employees of the Company.

          (b) In determining the eligibility of an individual to be granted an option, and in determining the number of shares to be optioned to any individual, the Board shall take into account the recommendation, if any, of the chief executive officer of the Company, the position and responsibilities of the individual being considered, the length of such individual's employment with or services to the Company or the subsidiaries, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

6.    Restrictions on Qualified Incentive Stock Options.

          Qualified incentive stock options (but not non-qualified options) granted under this Plan shall be subject to the following restrictions:

          (a) Limitation on Number of Shares. The aggregate fair market value of the shares of Common Stock with respect to which qualified incentive stock options are granted, determined as of the date the qualified incentive stock options are granted, exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If a qualified incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation, and any such options issued subsequently which first becomes exercisable in the same such calendar year, shall be treated as a non-qualified option pursuant to section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any parent or subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which qualified incentive stock options may be granted under this Plan and all such other plans.

          (b) Ten Percent (10%) Stockholder. If any employee to whom a qualified incentive stock option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, then the following special provisions shall be applicable to the qualified incentive stock options granted to such individual:

               (i) The option price per share subject to such qualified incentive stock options shall not be less than 110% of the fair market value of the stock determined at the time such option was granted. In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

               (ii) The qualified incentive stock option shall have a term expiring not more than five (5) years from the date of the granting thereof.

7.    Option Agreement.

               Each option shall be evidenced by a written agreement (the "Agreement" or the "ISO Agreement") duly executed on behalf of the Company and by the grantee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board, provided that options designated as qualified incentive stock options shall meet all of the conditions for qualified incentive stock options as defined in Section 422 of the Code. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one option may be granted to any individual.

8.    Option Price.

          (a) The option price or prices of shares of Common Stock for options designated as non-qualified stock options shall be as determined by the Board.

          (b) Subject to the conditions set forth in Section 6(b) hereof, the option price or prices of shares of Common Stock for options designated as qualified incentive stock options shall be at least the fair market value of such Common Stock at the time the option is granted as determined by the Board in accordance with subsection (c) below.

          (c) The fair market value of Common Stock shall be determined as follows:

               (i) If the Common Stock is listed on or quoted on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market, its fair market value shall be the mean between the high and low sales price for such stock on such exchange or system on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable; or, if none, shall be the mean of the closing "bid" and "ask" prices, if any, for the Common Stock on the date of such grant, as reported in The Wall Street Journal or such other source as the Board deems reliable; or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations;

               (ii) If the Common Stock is not then listed or quoted on any established stock exchange or national market system, its fair market value shall be the average of the "bid" prices, if any, for the Common Stock on the date of such grant, as reported in National Daily Quotation Service or such other source as the Board deems reliable; or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations; and


               (iii) If the fair market value of the Common Stock cannot be determined under either (i) or (ii) of Section (c) above, the fair market value thereof shall be determined in good faith by the Board.

             (iv) Regardless of (i) or (ii) of Section (c) above, if the last sales price is reported, that value should be used.

9.    Manner of Payment; Manner of Exercise.

          (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock owned by the optionee having a fair market value equal in amount to the exercise price of such options, or (iii) any combination of (i) and (ii); provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Board in accordance with Section 8 hereof.

          (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made to the person or persons exercising the option at such time and place, as shall be designated in such notice, during ordinary business hours, after three (3) days but not more than ninety (90) days from the date of receipt of the notice by the Company, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

10.   Exercise of Options.

          Each option granted under the Plan shall, subject to Section 11 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an option is not exercised when it becomes initially exercisable, such option shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period provided in the Agreement unless and until such option sooner terminates or is cancelled pursuant to Section 11 hereof. No partial exercise may be made for less than one hundred (100) full shares of Common Stock. However, exercises of options in blocs of fewer than one hundred (100) full shares of Common Stock may be made provided such amount represents all of the then exercisable options held by such person.

11.   Term, Expiration, Exercisability and Rescission of Options.

     (a) Term and Expiration.

          (i) Except as otherwise expressly provided by Section 6(b) of this Plan, each option granted under the Plan shall expire ten (10) years from the date of the granting thereof unless sooner terminated or cancelled as provided in this Section 11 or in the Agreement.

          (ii) The term of any option granted to any grantee who ceases for any reason to perform services for the Company or one of its subsidiaries shall automatically expire, terminate and be cancelled to the extent such option is not then vested, accrued or otherwise exercisable under the Agreement and this Plan on the earlier of (A) the date such grantee ceases to perform services for the Company or one of its subsidiaries or (B) the date on which the option expires by its terms; provided, however, that in the event the grantee ceases to perform services for the Company or one of its subsidiaries because the grantee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code) or due to the death of the grantee, all options that have not expired and are not then vested shall automatically become vested and exercisable on the day preceding the date the grantee ceases to perform such services by reason of such disability or death; and provided further, that the Board, in its sole discretion, may, under any circumstances and at any time, (x) permit the option to continue in effect in accordance with the terms of the Agreement and this Plan after the grantee ceases to perform services for the Company or a subsidiary (but not beyond the date on which the option expires by its terms) and/or (y) accelerate the vesting and exercisability of such option with respect to shares that are not vested or otherwise exercisable under the provision of the Agreement or this Plan at the time the grantee ceases to perform such services.

     (b) Limitations on Exercise.

          (i) Except as provided in the Agreement or under this Plan, in the event a grantee of an option ceases for any reason to perform services for the Company or one of its subsidiaries, any option granted to such grantee that is vested, accrued and otherwise exercisable and in effect under this Plan on the date such grantee ceases to perform such services shall automatically terminate and be cancelled unless such option is exercised in accordance with the Agreement and this Plan on or before the earlier of (A) the date on which the option expires by its terms or (B) the 90th day after the grantee ceases to perform such services; provided, however, that in the event the grantee ceases to perform services for the Company or one of its subsidiaries because the grantee becomes permanently disabled (within the meaning of Section 22(e)(3) of the Code) or due to the death of the grantee, the period within which the grantee (or his executor, administrator or personal representative, as the case may be) may exercise such vested option under clause (B) in the preceding sentence shall be extended from 90 days to one year after the grantee ceases to perform such services by reason of such disability or death (but in no event beyond the date on which the option expires by its terms); and provided further, that the Board, in its sole discretion, may, under any circumstances and at any time, extend the period within which such vested option may be exercised

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

     beyond such 90 day or one year period, as the case may be, (but in no event beyond the date on which the option expires by its terms), subject to earlier cancellation pursuant to clause (ii) of this subsection 11(b) and/or rescission pursuant to subsection 11(c) hereof.

          (ii) Notwithstanding any provisions of the Agreement or under this Plan, in the event the Company or a subsidiary terminates the employment of any grantee of an option on the grounds that such grantee engaged in any of the following activities ("Wrongful Activities"), or if at any time it is determined by the Board that the grantee engaged in any Wrongful Activity either during or after his or her employment with the Company or a subsidiary, then, in either of such events, any and all options granted to such grantee hereunder shall automatically terminate and be cancelled upon such termination of employment or determination by the Board, as the case may be, regardless of the extent to which such options are or were otherwise vested, accrued and exercisable:


               (A) the commission by the grantee of a criminal act punishable as a felony with respect to his or her employment with the Company or any subsidiary; or

               (B) the unlawful taking or use by the grantee of any asset or property of the Company or of any subsidiary; or

               (C) the breach by the grantee of any of the terms or conditions of the Agreement or of any other written agreement (which for these purpose shall include any ISO Agreement and/or any employment agreement or provision of employee handbook) between the employee and the Company or a subsidiary (which for these purpose shall include any predecessor entity or equity owner of such entity) insofar as such terms prohibit or otherwise restrict the grantee from (x) using or disclosing any confidential information of the Company or any subsidiary, (y) soliciting or assisting any individual to leave the employ of the company or any subsidiary or (z) competing with, or rendering services to any competitor of, the Company or any subsidiary.

     (c) Rescission. Upon the exercise of any option at any time during or after the grantee's employment with the Company or a subsidiary, the grantee shall certify on a form acceptable to the Board that the grantee is in compliance with all of the terms and conditions of the Agreement and Plan and has not engaged in any Wrongful Activities. If at any time following the exercise of any option the Board determines that the grantee engaged in any Wrongful Activities at any time either prior to or within one year after such exercise, the exercise of such option, and any payment and delivery in connection therewith, shall be cancelled and rescinded. The Company shall notify the grantee in writing of any such rescission immediately after such exercise. Within ten days after delivery of such notice to the grantee, the grantee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery. Such payment shall be made, in the discretion of the Board, either in cash or by returning to the Company the number of shares of common Stock received by the grantee in connection with the rescinded exercise, payment or delivery. The remedies contained in this Section 11 with respect to the rescission and/or cancellation of any option granted to any grantee who engages in any Wrongful Activity shall be in addition to, and shall not be

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
construed as a limitation of, any and all other remedies available to the Company against such grantee by reason of such Wrongful Activity.

12.   Options Not Transferable.

     The right of any grantee to exercise any option granted to him or her shall not be assignable or transferable by such grantee other than by will or the laws of descent, and any such option shall be exercisable during the lifetime of such grantee only by him; provided, that the Board may permit a grantee, by expressly so providing in the related Agreement, to assign or transfer, without consideration (and only without consideration), the right to exercise any option granted to him or her to such grantee's children, grandchildren or spouse, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners. Any option granted under this Plan shall be null and void and without effect upon the bankruptcy of the grantee to whom the option is granted, or upon any attempted assignment or transfer except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

13.   [ Reserved ].

14.   Recapitalization, Reorganization and the Like.

     (a) In the event that the outstanding shares of Common Stock are increased, decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation (or entity) by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, dividends payable in capital stock, or other capital adjustment, appropriate adjustment shall be made in accordance with Section 424(a) of the Code in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the exercise price per share.

     (b) In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such sale, conveyance or Change in Control, less the exercise price therefor. Upon receipt of such consideration, the options shall immediately terminate and be of no further force and effect. The value of the stock or other securities the grantee would have received if the option had been exercised shall be

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
determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

     (c) The Board shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement, upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as qualified incentive stock options that no longer qualify as qualified incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options.

     (d) A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.

     (e) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

     (f) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder in the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

15.   No Special Employment Rights.

     Nothing contained in the Plan or in any option granted under the Plan shall confer upon any grantee any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the grantee from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined in accordance with Regulations
Section 1.421-7(h)(2).

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
16.   Withholding.

     The Company's obligation to deliver shares upon the exercise of any non-qualified option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirements; provided, however, that no such agreement may be made by a grantee who is an "officer" or "director" within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an option, such election to be made not less than six months prior to such exercise and which election may be revoked only upon six months prior written notice.

17.   Restrictions on Issuance of Shares.

     (a) Notwithstanding the provisions of Section 9 hereof, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

          (i) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions, within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

18.  Purchase for Investment; Rights of Holder on Subsequent Registration.

     (a) Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if

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
shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     (b) In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each grantee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

19.   Loans.

     At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an option granted under the Plan.

20.   Modification of Outstanding Options.

     Subject to limitations contained herein, the Board may authorize the amendment of any outstanding option with the consent of the grantee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

21.   Term of Plan.

     The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 22 hereof. The Board may grant options under the Plan prior to stockholder approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

22.   Termination and Amendment of Plan.

     The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that (i) the Board may not, without approval by a majority vote of the stockholders of the Company, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority vote of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable National Association of Securities

Dealers, Inc. or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option theretofore granted to him or her.

23.   Limitation of Rights in the Underlying Shares.

     A holder of an option shall not be deemed for any purpose to be a stockholder of the Company with respect to such option except to the extent that such option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder.

24.   Notices.

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and shall be deemed given and delivered when mailed by registered or certified mail or delivered by hand and addressed, if to the Company, at its principal place of business, attention: Chairman, and, if to the grantee or holder of an option, at the address of the grantee or holder appearing on the records of the Company.

                   Governing Law and Consent to Jurisdiction.

     (a) To the extent that Federal laws do not otherwise control, the Plan and all determinations and actions taken pursuant to the Plan shall be governed by the laws of New York without regard to its conflicts of law principles and construed accordingly.

     (b) The state and federal courts located within the County of New York, state of New York shall be the exclusive forum for resolution of any disputes arising under or relating to the Plan. All recipients of options pursuant to the Plan consent to the exclusive jurisdiction of such courts. Service of process in connection with any action arising under or related to the Plan may be made in the manner prescribed in Section 24 of the Plan.

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